Exhibit 10(j)


                   WASATCH AND NEWTEK STOCK PURCHASE AGREEMENT
                   -------------------------------------------

         THIS WASATCH AND NEWTEK STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 6th day of May, 1996 by and among SANDBOX ENTERTAINMENT CORPORATION, a Delaware corporation (the "Company"), which was formerly TRACER DESIGN, INC., an Arizona corporation (the "Predecessor"); WASATCH VENTURE CORPORATION ("Wasatch") and NEWTEK VENTURES II, L.P. ("Newtek"); and CHAD M. LITTLE, LONNIE A. WHITTINGTON AND JAMES A. LAYNE (collectively, the "Founders").

                                    RECITALS

         A. On February 13, 1996, the Predecessor entered into that certain Series A Stock Purchase Agreement (the "Series A Stock Purchase Agreement") with Wasatch and Newtek (collectively, the "Investors" as that term is defined under the Series A Stock Purchase Agreement") pursuant to which the Investors agreed to and did purchase Ninety Thousand (90,000) shares of Series A Preferred Stock of the Predecessor, along with warrants for the purchase of Twenty-Two Thousand Five Hundred (22,500) shares of Series A Preferred Stock of the Predecessor, for a total purchase price of Four Hundred Fifty Thousand Dollars ($450,000).

         B. On February 13, 1996, the Predecessor also entered into that certain Investor Rights Agreement (the "Investor Rights Agreement") with the Investors in connection with the transactions contemplated by the Series A Stock Purchase Agreement.

         C. On February 13, 1996, the Predecessor also entered into that certain Co-Sale Agreement (the "Co-Sale Agreement") with the Founders and the Investors (the Investors are denominated as the "Purchasers" in the Co-Sale Agreement) in connection with the transactions contemplated by the Series A Stock Purchase Agreement (the Series A Stock Purchase Agreement, the Co-Sale Agreement and the Investor Rights Agreement are collectively referred to herein as the "Agreements"). Capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Agreements.

         D. As of February 28, 1996, John M. Holliman III ("Holliman") purchased Five Thousand (5,000) shares of Series A Preferred Stock of the Predecessor and a Warrant for the purchase of One Thousand Two Hundred Fifty (1,250) shares of Series A Preferred Stock of the Predecessor for a total purchase price of Twenty-Five Thousand Dollars ($25,000) pursuant to the same terms and conditions as the Investors under the Agreements.

         E. Pursuant to an Agreement and Plan of Merger dated as of April 18, 1996 the Company and the Predecessor agreed to merge, with the Company as the surviving corporation (the "Merger"). The Merger became effective on April 25, 1996, and pursuant thereto, the Company assumed all assets, obligations, and liabilities of the Predecessor and each share of

Common and Preferred stock of the Predecessor was converted into five (5) shares of Common or Preferred stock, $.001 par value, of the Company.

         F. Wasatch wishes to purchase an additional Three Hundred Seventy Five Thousand (375,000) shares of Series A Preferred Stock of the Company for a total purchase price of Three Hundred Thousand Dollars ($300,000) pursuant to the same terms and conditions as the Investors under the Agreements. Newtek wishes to purchase Two Hundred Fifty Thousand (250,000) shares of Series A Preferred Stock of the Company in exchange for a total purchase price of Two Hundred Thousand Dollars ($200,000) pursuant to the same terms and conditions as the Investors under the Agreements.

         G. Pursuant to the Series A Preferred Stock Agreement, the Predecessor issued a warrant dated as of February 13, 1996 to Wasatch to purchase Seventeen Thousand Five Hundred (17,500) shares of the Predecessor's Series A Stock for a total exercise price of One Hundred Seventy Five Dollars ($175) (the "Wasatch Warrant"). After giving effect to the Merger, the Wasatch Warrant permits Wasatch to purchase Eighty Seven Thousand Five Hundred (87,500) shares of the Company's Series A Stock for a total exercise price of One Hundred Seventy Five Dollars ($175).

         H. Pursuant to the Series A Preferred Stock Agreement, the Predecessor issued a warrant dated as of February 13, 1996 to Newtek to purchase Five Thousand (5,000) shares of the Predecessor's Series A Stock for a total exercise price of Fifty Dollars ($50) (the "Newtek Warrant"). After giving effect to the Merger, the Newtek Warrant permits Newtek to purchase Twenty Five Thousand (25,000) shares of the Company's Series A Stock for a total exercise price of Fifty Dollars ($50).

         ACCORDINGLY, for good and valuable consideration, the receipt of which are acknowledged by the parties, the parties agree as follows:

         1. The Company agrees to issue to Wasatch Three Hundred Seventy Five Thousand (375,000) shares of Series A Preferred Stock of the Company in exchange for a payment by Wasatch to the Company of Three Hundred Thousand Dollars ($300,000) pursuant to the same terms and conditions as the Investors under the Agreements. Further, Wasatch agrees to exercise, at the closing of the stock purchase hereunder, the Wasatch Warrant to purchase Eighty Seven Thousand Five Hundred (87,500) shares of the Company's Series A Stock for a total exercise price of One Hundred Seventy Five Dollars ($175).

         2. The Company agrees to issue to Newtek Two Hundred Fifty Thousand (250,000) shares of Series A Preferred Stock of the Company in exchange for a payment by Newtek to the Company of Two Hundred Thousand Dollars ($200,000) pursuant to the same terms and conditions as the Investors under the Agreements. Further, Newtek agrees to exercise, at the closing of the stock purchase hereunder, the Newtek Warrant to purchase Twenty Five Thousand (25,000) shares of the Company's Series A Stock for a total exercise price of Fifty Dollars ($50).

         3. With respect to the securities issued under this Agreement (the "New Securities"), the Company, the Founders, Wasatch and Newtek agree that Wasatch and Newtek are parties to each of the Agreements, that Wasatch and Newtek are entitled to all of the rights and benefits as an Investor or Purchaser under each of the Agreements, and that Wasatch and Newtek assume all of the obligations and responsibilities of an Investor or Purchaser under each of the Agreements.

         4. The Company represents and warrants that, except as set forth in the Schedule of Exceptions and on the amendments thereto, which amendments are attached to this Agreement as Exhibit A, as of the date of this Agreement each of the representations and warranties contained in Section 2 of the Series A Stock Purchase Agreement are not materially inaccurate or incomplete.

         5. Wasatch and Newtek represent warrant, and agree that, as of the date of this Agreement and the closing described below, each of the representations, warranties, and agreements contained in Section 3 of the Series A Stock Purchase Agreement are accurate and complete as to each of them and shall apply to the purchase by them of the New Securities.

         6. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and all of which shall constitute one instrument.

         7. The closing for the transactions contemplated by this Agreement shall take place at such time and place as is mutually agreeable to the Company, Wasatch and Newtek. The Company's obligation to close is also conditioned upon its receipt of a consent and waiver from Holliman to the transactions contemplated hereby in form and substance acceptable to such Holliman and the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      THE COMPANY:

                                      SANDBOX ENTERTAINMENT CORPORATION


                                      By:   /s/  Chad M. Little
                                         -----------------------------------
                                      Title:     President
                                            --------------------------------

                                       WASATCH:

                                       WASATCH VENTURE CORPORATION


                                       By: /s/ Todd J. Stevens
                                         -----------------------------------
                                       Title:  Secretary and Treasurer
                                             -------------------------------


                                       NEWTEK:

                                       NEWTEK VENTURES II, L.P.


                                       By: /s/  John Hall
                                         -----------------------------------
                                       Title:     General Partner
                                             -------------------------------


                                       THE FOUNDERS:


                                       /s/   Chad M. Little
                                       -------------------------------------
                                       Chad M. Little


                                       /s/  Lonnie A. Whittington
                                       -------------------------------------
                                       Lonnie A. Whittington


                                       /s/  James A. Layne
                                       -------------------------------------
                                       James A. Layne

                                    EXHIBIT A

                     AMENDMENT TO THE SCHEDULE OF EXCEPTIONS

      2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as currently conducted. True and accurate copies of the Company's Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, have been delivered to Wasatch and Newtek.

      2.2 Revised Capitalization Table of the Company:


                          I. AUTHORIZED CAPITALIZATION

Total Common Stock, $.001 par value:                                  10,000,000
Total Series A Convertible Preferred Stock, $.001 par value:           2,000,000
                                                                      ----------

Total                                                                 12,000,000

                                 II. OUTSTANDING

                             A. Common Stockholders
                             ----------------------

         Name                                                            Shares
         ----                                                            ------

         Chad M. Little(1)                                             1,275,000
         James A. Layne(1)                                               612,500
         Lonnie A. Whittington(1)                                        612,500
         Glenn Gomez                                                     229,590
         R. Jon and Kristin Lavender Kailey                              125,015
                                                                       ---------

         Total Common:                                                 2,854,605


--------
         (1) Little, Layne and Whittington have certain agreements amongst themselves pursuant to which the number of shares held by them relative to each other may be adjusted. The agreements do not include receiving any new shares from the Company.

                       B. Series A Preferred Stockholders
                       ----------------------------------

         Wasatch Venture Corporation                                     350,000
         Newtek Ventures II, L.P.                                        100,000
         John M. Holliman III                                             25,000
                                                                       ---------

         Total Series A Preferred:                                       475,000

Total Common/Preferred Outstanding:                                    3,329,605

                           C. Common Stock Options(2)
                           --------------------------

                               Shares          Price
                               ------          -----
Name                           Optioned        Per Share     Vesting Schedule
----                           --------        ---------     ----------------

Donald Fairall                 57,970          $.0002        11,590 shares on 8/1/96, 8/1/97 and 8/1/98;
                                                             11,600 shares on 8/1/99 and 8/1/00
Mike Turico                    86,970          $.0002        17,390 shares on 8/1/96, 8/1/97 and 8/1/98;
                                                             17,400 shares on 8/1/99 and 8/1/00
Dennis Wodarz                 115,960          $.0002        23,190 shares on 8/1/96, 8/1/97, 8/1/98 and
                                                             8/1/99; 23,200 shares on 8/1/00
Doug Hall                      86,970          $.0002        17,390 shares on 8/1/96, 8/1/97 and 8/1/98;
                                                             17,400 shares on 8/1/99 and 8/1/00
John Hall                     131,535          $.10          65,767 shares as of 3/1/96, 10,962 on 9/1/96,
                              -------                        3/1/97, 9/1/97, 3/1/98, 9/1/98 and 10,958 on
                                                             3/1/99

Total Common Options:          479,405

                               D. Common Warrants
                               ------------------

                                Shares             Price              Expiration
Name                            Under Warrant      Per Share          of Warrant
----                            -------------      ---------          ----------

Pickwick Group L.L.C.             229,500             $.80            9/15/05
Thomas Lescault                    76,500             $.80            10/25/05
Terrance Morris                    38,250             $.80            10/25/05
Douglas and Susan
  Greenwood                        76,500             $.80            10/25/05
Pickwick Group L.L.C.              38,250             $.80            10/25/05
Geoffrey Herter, M.D.              76,500             $.80            10/25/05

--------
         (2) All of the options listed in this section are pursuant to the 1995 Equity Incentive Plan.

Frank X. Helstab                  131,535            $.002             2/13/06
                                  -------

Total Common Warrants          667,035

TOTAL COMMON OPTIONS AND WARRANTS: 1,146,440

                         E. Series A Preferred Warrants
                         ------------------------------

                                    Shares          Price       Term
Name                                Under Warrant   Per Share   of Warrant
----                                -------------   ---------   ----------

Wasatch Venture Corporation             87,500       $.002     2/13/96 - 2/13/06
Newtek Ventures II, L.P.                25,000       $.002     2/13/96 - 2/13/06
John Holliman                            6,250       $.002     2/28/96 - 2/28/06
                                         -----

Total Series A Preferred Warrants:                 118,750

                                  III. RESERVED

Type                               Number of Shares       For What Reserved
----                               ----------------       -----------------

Common                                 668,945       1995 Equity Incentive Plan
Common                                 667,035       Common Warrants
Common                                 475,000       Series A Preferred Stock
Common                                 118,750       Series A Preferred Warrants
                                     ---------

Total Common Reserved:               1,929,730

Series A Preferred                     118,750       Series A Preferred Warrants

Total Series A Preferred Reserved:     118,750

Total Common/Preferred Reserved:     2,048,480

                                   IV. SUMMARY

Total Common Outstanding                               2,854,605
Total Preferred Outstanding                              475,000
         Total Outstanding                                             3,329,605

Total Warrants/Options Outstanding                     1,265,190

Total Common Outstanding - Fully Diluted(3)                            4,594,795




         2.25 The Company intends to use the proceeds from the sale of the New Securities as follows:

         Purpose                                                Estimated Total

         Working Capital (includes equipment,
         additional rent, salaries, telecommunications,
         payables, travel)                                         $350,000

         Advertising and Marketing                                 $150,000

--------
         (3) Assumes exercise of all outstanding warrants and options and conversion of all outstanding preferred.